EXHIBIT 99.3
                                 ------------

               The Confirmation, dated as of February 14, 2006.

BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                      February 22, 2006

TO:                        Countrywide Home Loans, Inc.
ATTENTION:                 Mr. Jeff Staab
TELEPHONE:                 1-818-225-3279
FACSIMILE:                 1-818-225-4010            FAX:  1-818-225-4038

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:          FXNEC7884 - Amended

This Confirmation and Agreement is amended as of February 22, 2006 and supersedes all previous Confirmations and Agreements regarding this Transaction.

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Countrywide Home Loans, Inc., ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 2 of 16


     Type of Transaction:          Rate Cap

     Notional Amount:              With respect to any Calculation
                                   Period, the amount set forth for
                                   such period in the Schedule of
                                   Notional Amounts attached hereto.

     Trade Date:                   February 14, 2006

     Effective Date:               February 28, 2006

     Termination Date:             April 25, 2021

     Fixed Amount (Premium):

            Fixed Rate Payer:      Counterparty

            Fixed Rate Payer
            Payment Date:          February 16, 2006

            Fixed Amount:          USD 741,000

     Floating Amounts:

            Floating Rate Payer:   BSFP

            Cap Rate:              4.80000%

            Floating Rate Payer
            Period End Dates:      The 25th calendar day of each
                                   month during the Term of this
                                   Transaction, commencing March 25,
                                   2006 and ending on the
                                   Termination Date, with No
                                   Adjustment.

            Floating Rate Payer
            Payment Dates:         Early Payment shall be
                                   applicable. One Business Day
                                   preceding each Floating Rate
                                   Payer Period End Date.

            Floating Rate Option:  USD-LIBOR-BBA, provided, however,
                                   that if the Floating Rate
                                   determined from such Floating
                                   Rate Option for any Calculation
                                   Period is greater than 8.80000%
                                   then the Floating Rate for such
                                   Calculation Period shall be
                                   deemed to be 8.80000%.

            Designated Maturity:   One month

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 3 of 16


            Floating Rate Day
            Count Fraction:        30/360

            Reset Dates:           The first day of each Calculation Period.

            Compounding:           Inapplicable

     Business Days for payments:   New York and London

     Business Day Convention:      Modified Following

     Additional Amount:            In connection with amending this
                                   Transaction USD 6,600 is payable
                                   by BSFP to Counterparty on
                                   February 23, 2006.

3.   Additional Provisions:        Each party hereto is hereby
                                   advised and acknowledges that the
                                   other party has engaged in (or
                                   refrained from engaging in)
                                   substantial financial
                                   transactions and has taken (or
                                   refrained from taking) other
                                   material actions in reliance upon
                                   the entry by the parties into the
                                   Transaction being entered into on
                                   the terms and conditions set
                                   forth herein and in the
                                   Confirmation relating to such
                                   Transaction, as applicable. This
                                   paragraph shall be deemed
                                   repeated on the trade date of
                                   each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 4 of 16


(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i)  Market Quotation will apply.

     (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 5 of 16


Party required to deliver   Form/Document/                 Date by which to
document                    Certificate                    be delivered


BSFP and                    Any document required or       Promptly after the
the Counterparty            reasonably requested to        earlier of (i)
                            allow the other party to       reasonable demand
                            make payments under this       by either party or
                            Agreement without any          (ii) learning that
                            deduction or withholding for   such form or
                            or on the account of any Tax   document is
                            or with such deduction or      required
                            withholding at a reduced
                            rate

(2)  Other documents to be delivered are:

Party required     Form/Document/         Date by which to      Covered by
to deliver         Certificate            be delivered          Section 3(d)
document                                                        Representation

BSFP and           Any documents          Upon the execution    Yes
the Counterparty   required by the        and delivery of
                   receiving party to     this Agreement and
                   evidence the           such Confirmation
                   authority of the
                   delivering party or
                   its Credit Support
                   Provider, if any,
                   for it to execute
                   and deliver this
                   Agreement, any
                   Confirmation , and
                   any Credit Support
                   Documents to which
                   it is a party, and
                   to evidence the
                   authority of the
                   delivering party or
                   its Credit Support
                   Provider to perform
                   its obligations
                   under this
                   Agreement, such
                   Confirmation and/or
                   Credit Support
                   Document, as the
                   case

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 6 of 16


Party required     Form/Document/         Date by which to      Covered by
to deliver         Certificate            be delivered          Section 3(d)
document                                                        Representation

                   may be

BSFP and           A certificate of an    Upon the execution    Yes
the Counterparty   authorized officer     and delivery of
                   of the party, as to    this Agreement and
                   the incumbency and     such Confirmation
                   authority of the
                   respective officers
                   of the party signing
                   this Agreement, any
                   relevant Credit
                   Support Document, or
                   any Confirmation, as
                   the case may be

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

     Address for notices or communications to BSFP:

          Address:        383 Madison Avenue, New York, New York  10179
          Attention:      DPC Manager
          Facsimile:      (212) 272-5823

     with a copy to:

          Address:        One Metrotech Center North, Brooklyn, New York 11201
          Attention:      Derivative Operations - 7th Floor
          Facsimile:      (212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:        4500 Park Granada
                          Mail Stop CH-143
                          Calabasas, CA 91302
          Attention:      Mr. Jeff Staab
          Facsimile:      818-225-3898
          Phone:          818-225-3279

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 7 of 16


(b)  Process Agent. For the purpose of Section 13(c) of the ISDA Form Master
     Agreement:

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints
                           as its Process Agent:     Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 8 of 16


Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 9 of 16


          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 10 of 16


5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              Please provide

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 11 of 16


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By:    /s/ Leticia Chevere
       --------------------------------------------------
       Name:  Leticia Chevere
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.


By:    /s/ Brad Coburn
       --------------------------------------------------
       As authorized agent or officer for Countrywide Home Loans, Inc.
       Name:  Brad Coburn
       Title: Managing Director and Assistant Treasurer

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 12 of 16


                         SCHEDULE OF NOTIONAL AMOUNTS


     From and including          To but excluding             Notional Amount
     ------------------          ----------------             ---------------
                                                                   (USD)
                                                                   -----

       Effective Date              25-Mar-2006                25,000,000.00
        25-Mar-2006                25-Apr-2006                24,947,583.91
        25-Apr-2006                25-May-2006                24,847,889.71
        25-May-2006                25-Jun-2006                24,701,531.77
        25-Jun-2006                25-Jul-2006                24,509,249.09
        25-Jul-2006                25-Aug-2006                24,271,904.35
        25-Aug-2006                25-Sep-2006                23,990,482.38
        25-Sep-2006                25-Oct-2006                23,666,088.13
        25-Oct-2006                25-Nov-2006                23,299,944.05
        25-Nov-2006                25-Dec-2006                22,893,387.00
        25-Dec-2006                25-Jan-2007                22,447,864.52
        25-Jan-2007                25-Feb-2007                21,964,930.68
        25-Feb-2007                25-Mar-2007                21,470,774.15
        25-Mar-2007                25-Apr-2007                20,990,506.43
        25-Apr-2007                25-May-2007                20,523,896.84
        25-May-2007                25-Jun-2007                20,070,718.52
        25-Jun-2007                25-Jul-2007                19,630,748.37
        25-Jul-2007                25-Aug-2007                19,203,766.97
        25-Aug-2007                25-Sep-2007                18,789,558.56
        25-Sep-2007                25-Oct-2007                18,387,910.92
        25-Oct-2007                25-Nov-2007                17,998,615.38
        25-Nov-2007                25-Dec-2007                17,621,466.70
        25-Dec-2007                25-Jan-2008                17,256,263.05
        25-Jan-2008                25-Feb-2008                16,902,805.95
        25-Feb-2008                25-Mar-2008                16,560,900.19
        25-Mar-2008                25-Apr-2008                16,230,353.80
        25-Apr-2008                25-May-2008                15,910,978.01
        25-May-2008                25-Jun-2008                15,602,587.16
        25-Jun-2008                25-Jul-2008                15,304,998.66
        25-Jul-2008                25-Aug-2008                15,018,032.97
        25-Aug-2008                25-Sep-2008                14,741,513.49
        25-Sep-2008                25-Oct-2008                14,475,266.59


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Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 13 of 16


        25-Oct-2008                25-Nov-2008                14,219,121.48
        25-Nov-2008                25-Dec-2008                13,972,910.22
        25-Dec-2008                25-Jan-2009                13,736,467.65
        25-Jan-2009                25-Feb-2009                13,509,631.35
        25-Feb-2009                25-Mar-2009                13,292,241.59
        25-Mar-2009                25-Apr-2009                13,084,141.28
        25-Apr-2009                25-May-2009                12,885,175.96
        25-May-2009                25-Jun-2009                12,695,193.71
        25-Jun-2009                25-Jul-2009                12,514,045.13
        25-Jul-2009                25-Aug-2009                12,341,583.30
        25-Aug-2009                25-Sep-2009                12,177,663.74
        25-Sep-2009                25-Oct-2009                12,022,144.38
        25-Oct-2009                25-Nov-2009                11,874,885.47
        25-Nov-2009                25-Dec-2009                11,735,749.61
        25-Dec-2009                25-Jan-2010                11,604,601.67
        25-Jan-2010                25-Feb-2010                11,481,308.77
        25-Feb-2010                25-Mar-2010                11,365,740.21
        25-Mar-2010                25-Apr-2010                11,257,767.48
        25-Apr-2010                25-May-2010                11,157,264.21
        25-May-2010                25-Jun-2010                11,064,106.10
        25-Jun-2010                25-Jul-2010                10,978,170.93
        25-Jul-2010                25-Aug-2010                10,899,338.52
        25-Aug-2010                25-Sep-2010                10,827,490.65
        25-Sep-2010                25-Oct-2010                10,762,511.11
        25-Oct-2010                25-Nov-2010                10,704,285.57
        25-Nov-2010                25-Dec-2010                10,652,701.64
        25-Dec-2010                25-Jan-2011                10,607,648.77
        25-Jan-2011                25-Feb-2011                10,569,018.25
        25-Feb-2011                25-Mar-2011                10,536,703.19
        25-Mar-2011                25-Apr-2011                10,528,775.46
        25-Apr-2011                25-May-2011                10,526,840.64
        25-May-2011                25-Jun-2011                10,525,840.64
        25-Jun-2011                25-Jul-2011                10,524,840.64
        25-Jul-2011                25-Aug-2011                10,523,840.64
        25-Aug-2011                25-Sep-2011                10,522,840.64
        25-Sep-2011                25-Oct-2011                10,521,840.64
        25-Oct-2011                25-Nov-2011                10,520,840.64
        25-Nov-2011                25-Dec-2011                10,519,840.64

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 14 of 16


        25-Dec-2011                25-Jan-2012                10,518,840.64
        25-Jan-2012                25-Feb-2012                10,517,840.64
        25-Feb-2012                25-Mar-2012                10,516,840.64
        25-Mar-2012                25-Apr-2012                10,515,840.64
        25-Apr-2012                25-May-2012                10,514,840.64
        25-May-2012                25-Jun-2012                10,513,840.64
        25-Jun-2012                25-Jul-2012                10,512,840.64
        25-Jul-2012                25-Aug-2012                10,511,840.64
        25-Aug-2012                25-Sep-2012                10,510,840.64
        25-Sep-2012                25-Oct-2012                10,297,419.00
        25-Oct-2012                25-Nov-2012                10,059,440.45
        25-Nov-2012                25-Dec-2012                9,825,725.54
        25-Dec-2012                25-Jan-2013                9,596,201.34
        25-Jan-2013                25-Feb-2013                9,370,796.12
        25-Feb-2013                25-Mar-2013                9,149,439.36
        25-Mar-2013                25-Apr-2013                8,942,433.29
        25-Apr-2013                25-May-2013                8,739,151.97
        25-May-2013                25-Jun-2013                8,539,530.76
        25-Jun-2013                25-Jul-2013                8,343,506.12
        25-Jul-2013                25-Aug-2013                8,151,015.59
        25-Aug-2013                25-Sep-2013                7,961,997.78
        25-Sep-2013                25-Oct-2013                7,776,392.32
        25-Oct-2013                25-Nov-2013                7,594,139.88
        25-Nov-2013                25-Dec-2013                7,415,182.14
        25-Dec-2013                25-Jan-2014                7,239,461.78
        25-Jan-2014                25-Feb-2014                7,066,922.43
        25-Feb-2014                25-Mar-2014                6,897,508.70
        25-Mar-2014                25-Apr-2014                6,740,288.07
        25-Apr-2014                25-May-2014                6,585,860.45
        25-May-2014                25-Jun-2014                6,434,177.26
        25-Jun-2014                25-Jul-2014                6,285,190.76
        25-Jul-2014                25-Aug-2014                6,138,854.01
        25-Aug-2014                25-Sep-2014                5,995,120.89
        25-Sep-2014                25-Oct-2014                5,853,946.06
        25-Oct-2014                25-Nov-2014                5,715,284.97
        25-Nov-2014                25-Dec-2014                5,579,093.83
        25-Dec-2014                25-Jan-2015                5,445,329.58
        25-Jan-2015                25-Feb-2015                5,313,949.93

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 15 of 16


        25-Feb-2015                25-Mar-2015                5,184,913.30
        25-Mar-2015                25-Apr-2015                5,065,882.85
        25-Apr-2015                25-May-2015                4,948,873.21
        25-May-2015                25-Jun-2015                4,833,850.46
        25-Jun-2015                25-Jul-2015                4,720,781.25
        25-Jul-2015                25-Aug-2015                4,609,632.79
        25-Aug-2015                25-Sep-2015                4,500,372.84
        25-Sep-2015                25-Oct-2015                4,392,969.67
        25-Oct-2015                25-Nov-2015                4,287,392.11
        25-Nov-2015                25-Dec-2015                4,183,609.49
        25-Dec-2015                25-Jan-2016                4,081,591.67
        25-Jan-2016                25-Feb-2016                3,981,308.98
        25-Feb-2016                25-Mar-2016                3,876,453.42
        25-Mar-2016                25-Apr-2016                3,773,448.81
        25-Apr-2016                25-May-2016                3,672,263.33
        25-May-2016                25-Jun-2016                3,572,865.67
        25-Jun-2016                25-Jul-2016                3,475,225.08
        25-Jul-2016                25-Aug-2016                3,379,311.30
        25-Aug-2016                25-Sep-2016                3,285,094.60
        25-Sep-2016                25-Oct-2016                3,192,545.76
        25-Oct-2016                25-Nov-2016                3,101,636.03
        25-Nov-2016                25-Dec-2016                3,012,337.18
        25-Dec-2016                25-Jan-2017                2,924,621.42
        25-Jan-2017                25-Feb-2017                2,838,461.47
        25-Feb-2017                25-Mar-2017                2,753,830.49
        25-Mar-2017                25-Apr-2017                2,670,702.10
        25-Apr-2017                25-May-2017                2,589,050.36
        25-May-2017                25-Jun-2017                2,508,849.79
        25-Jun-2017                25-Jul-2017                2,430,075.31
        25-Jul-2017                25-Aug-2017                2,352,702.30
        25-Aug-2017                25-Sep-2017                2,276,706.53
        25-Sep-2017                25-Oct-2017                2,202,064.21
        25-Oct-2017                25-Nov-2017                2,128,751.92
        25-Nov-2017                25-Dec-2017                2,056,746.66
        25-Dec-2017                25-Jan-2018                1,986,025.82
        25-Jan-2018                25-Feb-2018                1,916,567.17
        25-Feb-2018                25-Mar-2018                1,848,348.86
        25-Mar-2018                25-Apr-2018                1,781,349.40

Reference Number: FXNEC7884 - Amended
Countrywide Home Loans, Inc.
February 22, 2006
Page 16 of 16


        25-Apr-2018                25-May-2018                1,715,547.68
        25-May-2018                25-Jun-2018                1,650,922.94
        25-Jun-2018                25-Jul-2018                1,587,454.78
        25-Jul-2018                25-Aug-2018                1,525,123.14
        25-Aug-2018                25-Sep-2018                1,463,908.31
        25-Sep-2018                25-Oct-2018                1,403,790.89
        25-Oct-2018                25-Nov-2018                1,344,751.86
        25-Nov-2018                25-Dec-2018                1,286,772.47
        25-Dec-2018                25-Jan-2019                1,229,834.32
        25-Jan-2019                25-Feb-2019                1,173,919.32
        25-Feb-2019                25-Mar-2019                1,119,009.67
        25-Mar-2019                25-Apr-2019                1,065,087.91
        25-Apr-2019                25-May-2019                1,012,136.84
        25-May-2019                25-Jun-2019                 960,139.57
        25-Jun-2019                25-Jul-2019                 909,079.50
        25-Jul-2019                25-Aug-2019                 858,940.30
        25-Aug-2019                25-Sep-2019                 809,705.94
        25-Sep-2019                25-Oct-2019                 761,360.65
        25-Oct-2019                25-Nov-2019                 713,888.92
        25-Nov-2019                25-Dec-2019                 667,275.52
        25-Dec-2019                25-Jan-2020                 621,505.48
        25-Jan-2020                25-Feb-2020                 576,564.08
        25-Feb-2020                25-Mar-2020                 532,436.84
        25-Mar-2020                25-Apr-2020                 489,109.56
        25-Apr-2020                25-May-2020                 446,568.24
        25-May-2020                25-Jun-2020                 404,799.15
        25-Jun-2020                25-Jul-2020                 363,788.80
        25-Jul-2020                25-Aug-2020                 323,523.89
        25-Aug-2020                25-Sep-2020                 283,991.40
        25-Sep-2020                25-Oct-2020                 245,178.49
        25-Oct-2020                25-Nov-2020                 207,072.56
        25-Nov-2020                25-Dec-2020                 169,661.23
        25-Dec-2020                25-Jan-2021                 132,932.32
        25-Jan-2021                25-Feb-2021                  96,873.86
        25-Feb-2021                25-Mar-2021                  61,474.09
        25-Mar-2021                Termination Date             26,721.45